COMPANIES OFFICE
OFFICE DES COMPAGNIES

Manitoba

Certificate of Amendment

Certificat de modification

I certify that the Articles of

Je déclare que les statuts de

SCIMAR LTD.

were amended under *The Corporations Act* in accordance with the attached Articles effective

ont été modifiés sous le régime de *la Loi sur les corporations* conformément aux statuts ci-joints prenant effet le

11 MARCH/MARS 2022

835282252MC0001
Business Number / Numéro d'entreprise

5979847
Registry Number / Numéro de registre

Issued Electronically
Délivré par voie électronique

Deputy Director/directeur adjoint
The Corporations Act/
Loi sur les corporations

Service Request Number / Numéro de la demande de service – 111796094

The Corporations Act
ARTICLES OF AMENDMENT

Manitoba

1. Name of corporation

SCIMAR LTD.

The corporation certifies that each amendment has been duly authorized pursuant to the requirements of its own Articles, The Corporations Act, and any unanimous shareholder or member agreement.

2. The articles are amended as follows:

The annexed Schedule "A" is incorporated in this form.

Date	Signature	Office held
March 9th, 2022	[signature]	CEO

Important Notice:	The Corporations Act provides that certain amendments to Articles must be approved by a special resolution of shareholders or members. It also provides that some amendments may be approved by an ordinary resolution of the shareholders or members, or a resolution of the Board of Directors. Additionally, a corporation's own Articles or a unanimous shareholder or member agreement may require a greater number of votes of directors, shareholders or members to amend the Articles than is required by The Corporations Act.

Form 10

Available in alternate formats upon request

THIS IS SCHEDULE "A" attached to and forming part of the Articles of Amendment of **SCIMAR LTD.** (the "*Corporation*").

1. The amendment to the Restated Certificate of Incorporation of the Corporation dated January 24, 2018 (the "*Restated Articles*"), as amended by a Certificate and Articles of Amendment of the Corporation dated March 25, 2021 (the "*Amendment*", and together with the Restated Articles, collectively, the "*Articles*"), has been authorized by special resolution pursuant to subsection 167(1) of *The Corporations Act* (Manitoba), and the Articles are amended as follows:

(a) By creating the following number and additional classes of shares issuable in series:

(i) an unlimited number of Class A Common Voting Shares issuable in an unlimited number of series of Class A Common Voting Shares, each such series being as designated by the Board of Directors of the Corporation at any time and from time to time (hereinafter collectively referred to as the "*Class A Common Voting Shares issuable in an unlimited number of Series*"); and

(ii) an unlimited number of Class B Common Non-voting Shares issuable in an unlimited number of series of Class B Common Non-voting Shares, each such series being as designated by the Board of Directors of the Corporation at any time and from time to time (hereinafter collectively referred to as the "*Class B Common Non-voting Shares issuable in an unlimited number of Series*");

(b) By deleting the rights, privileges, restrictions and conditions attaching to the shares that the Corporation is authorized to issue as set forth in:

(i) Section 2 of Schedule "A" annexed to the Restated Articles, including without limitation any amendments thereto as set out in subsections 1.(b) to 1.(g) (inclusive) of Schedule A annexed to the Amendment; and

(ii) Schedule I to Schedule A annexed to the Amendment,

in their entirety;

(c) By providing that the shares that the Corporation is authorized to issue are subject to the rights, privileges, restrictions and conditions

set forth in Schedule I annexed hereto, which is incorporated in this form;

(d) The existing 1,006,478 issued and outstanding Class A Common Voting Shares of the Corporation are hereby re-designated and reclassified as Class A, Series 1 Common Voting Shares, such Class A, Series 1 Common Voting Shares having been designated for such purpose by the Board of Directors of the Corporation in accordance with the terms hereof, all with the same number of such Class A, Series 1 Common Voting Shares issued to each of the shareholders of such existing Class A Common Voting Shares in the capital stock of the Corporation as at the date hereof;

(e) By cancelling all of the following authorized and unissued classes of shares in the authorized capital of the Corporation:

(i) the Class A Common Voting Shares;

(ii) the Class B Common Voting Shares;

(iii) the Class C Common Voting Shares;

(iv) the Class D Common Non-voting Shares; and

(v) the Class E Common Non-voting Shares;

(f) Effective upon the filing date of these Articles of Amendment, the Corporation shall effect a stock split on its issued and outstanding Class A, Series 1 Common Voting Shares on a $72.\overline{72}$ for 1 basis, and the holders of Class A, Series 1 Common Voting Shares shall receive $72.\overline{72}$ Class A, Series 1 Common Voting Shares for every 1 Class A, Series 1 Common Voting Share held by them immediately prior to the stock split, and each fractional post-stock split Class A, Series 1 Common Voting Share resulting from the foregoing stock split of the Class A, Series 1 Common Voting Shares of the Corporation shall be converted into a whole Class A, Series 1 Common Voting Share;

(g) After giving effect to the above, the classes and any maximum number of shares that the Corporation is authorized to issue shall consist of:

> One class of shares, to be designated as "Class A Common Voting Shares issuable in an unlimited number of Series", in an unlimited number, including, without limitation, the "Class A, Series 1 Common Voting Shares" in an unlimited number;

One class of shares, to be designated as "Class B Common Non-voting Shares issuable in an unlimited number of Series", in an unlimited number;
One class of shares, to be designated as "Class A Preferred Voting Shares", in an unlimited number;
One class of shares, to be designated as "Class B Preferred Voting Shares", in an unlimited number;
One class of shares, to be designated as "Class C Preferred Voting Shares", in an unlimited number;
One class of shares, to be designated as "Class D Preferred Non-voting Shares", in an unlimited number;
One class of shares, to be designated as "Class E Preferred Non-voting Shares", in an unlimited number;
One class of shares, to be designated as "Class F Preferred Voting Shares", in an unlimited number; and
One class of shares, to be designated as "Class G Preferred Non-voting Shares", in an unlimited number; and

(h) In all other respects the Articles would be unchanged.

THIS IS SCHEDULE I TO SCHEDULE "A" of the Articles of Amendment of **SCIMAR LTD.** (the "*Corporation*").

1. Section 6 of the Restated Articles of Incorporation
The rights, privileges, restrictions and conditions attaching to the shares, if any

The rights, privileges, restrictions and conditions (if any) attaching to each class of shares and the authority of the Board of Directors with respect to any such class of shares which may be issued in series are as follows:

A. Class A Common Voting Shares issuable in an unlimited number of Series

The Class A Common Voting Shares issuable in an unlimited number of Series (the "*Class A Common Shares*"), each such series being as designated by the Board of Directors of the Corporation at any time and from time to time, shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class A Common Shares of every series shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one (1) vote for each Class A Common Share held, regardless off series, except meetings at which the holders of a particular class of shares other than the Class A Common Shares or a particular series of Class A Common Shares are entitled to vote separately as a class or series;

(ii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause C and clause K below, the right to receive any dividend declared by the Corporation; and

(iii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause L below, the right to receive the remaining property and assets of the Corporation upon dissolution, liquidation or winding-up.

B. Class B Common Non-voting Shares issuable in an unlimited number of Series

The Class B Common Non-voting Shares issuable in an unlimited number of Series (the "*Class B Common Shares*"), each such series being as designated by the Board of Directors of the Corporation at any time and from time to time, shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class B Common Shares of every series shall not be entitled (except as expressly provided in the provisions of *The Corporations Act* (Manitoba)) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at such meeting;

(ii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause C and clause K below, the right to receive any dividend declared by the Corporation; and

(iii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause L below, the right to receive the remaining property and assets of the Corporation upon dissolution, liquidation or winding-up.

C. The holders of the Class A Common Shares and every series thereof and the Class B Common Shares and every series thereof shall rank and be treated equally in, and shall be entitled to receive, *pari passu* dividends as and when declared by the Corporation.

D. Class A Preferred Voting Shares

The Class A Preferred Voting Shares (the "*Class A Preferred Shares*") shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the Class A Preferred Shares do not confer upon the holders thereof the right to a pro rata distribution of dividends or any entitlement whatsoever to dividends. However, subject as herein otherwise set forth and subject to clause K below, in respect of each fiscal year, the holders of all Class A Preferred Shares then outstanding will be entitled to receive, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by the Board of Directors of the Corporation in their absolute and uncontrolled discretion, and then only to the extent that dividends are actually so declared in respect of the Class A Preferred Shares, non-cumulative dividends in an amount or amounts not to exceed, in the aggregate, 5% of the Preferred Amount per share (as hereinafter defined) per issued Class A Preferred Share. The Board of Directors of the Corporation shall be entitled, from time to time, to declare any part of the said maximum permitted non-cumulative dividend in respect of any fiscal year of the Corporation notwithstanding that the maximum permitted dividend in respect of such fiscal year may not be declared in full. If, within four months after the expiration of any fiscal year of the Corporation, the Board of Directors of the Corporation shall not have declared the said maximum permitted

non-cumulative dividend in respect of such fiscal year on the Class A Preferred Shares, then the entitlement of the holders thereof to such dividends or to any undeclared part thereof in respect of such fiscal year shall be forever extinguished. Subject as hereinafter provided, the holders of the Class A Preferred Shares shall not otherwise be entitled to share in the profits or assets of the Corporation;

(ii) the holders of the Class A Preferred Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one (1) vote for each Class A Preferred Share held, except meetings at which the holders of a particular class of shares other than the Class A Preferred Shares are entitled to vote separately as a class;

(iii) upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs, the holders of the Class A Preferred Shares shall be entitled to receive, in priority to the holders of the Class B Preferred Shares, the Class C Preferred Shares, the Class D Preferred Shares, the Class E Preferred Shares, the Class F Preferred Shares, the Class G Preferred Shares, the Class A Common Shares and every series thereof and the Class B Common Shares and every series thereof, cash in an amount equal to the Preferred Amount per share, together with all declared but unpaid dividends thereon (collectively, in this clause D, the "*Liquidation Amount*" per share). After payment to the holders of the Class A Preferred Shares of the Liquidation Amount per share, the holders of the Class A Preferred Shares shall have no right or claim to any of the remaining assets of the Corporation. If the assets distributable on such liquidation, dissolution or winding-up, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs shall be insufficient to permit the payment to the holders of the Class A Preferred Shares of the Liquidation Amount per shares in full, then such assets, or the proceeds thereof, shall be distributed among the holders of the Class A Preferred Shares rateably in proportion to the respective amounts the holders of such shares would be entitled to receive if they were paid the Liquidation Amount per share in full as aforesaid. For greater certainty, it is hereby declared that upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to the shareholders for the purpose of winding-up its affairs the holders of the Class A Preferred Shares then outstanding shall be entitled to receive the Liquidation Amount per share in full before any payment

or distribution of assets shall be made to the holders of any other class of shares in the capital stock of the Corporation;

(iv) any holder of Class A Preferred Shares shall be entitled to require the Corporation to redeem at any time or from time to time, all or any part of the Class A Preferred Shares registered in the name of the holder on the books of the Corporation, by tendering to the Corporation, at its registered office, the share certificate or certificates representing the Class A Preferred Shares (in this clause D, the "*Retracted Shares*" which the holder thereof desires to have the Corporation redeem, together with a request (in this clause D, the "*Holder's Request*") in writing specifying (1) that the registered holder desires to have the Retracted Shares (whether represented by all or part of the share certificate or certificates so tendered) redeemed by the Corporation, and (2) the business day (in this clause D, the "*Retraction Date*") on which such holder desires to have the Corporation redeem the Retracted Shares. No Retraction Date may be specified that is prior to twenty business days after communication of the Holder's Request to the Corporation, unless the Corporation waives such period of time in whole or in part. Upon the receipt of a share certificate or certificates representing the Retracted Shares together with the Holder's Request, the Corporation shall, on the Retraction Date, redeem the Retracted Shares by paying the registered holder thereof the Preferred Amount per such share together with all declared but unpaid dividends thereon (collectively, in this clause D, the "*Retraction Price*" per share). Payment of the Retraction Price shall be made by cheque payable at par at any branch of the Corporation's banker for the time being in Canada. The Retracted Shares shall be redeemed on the Retraction Date, and from and after the Retraction Date such shares shall cease to be entitled to any dividends thereon and the holders thereof, as such, shall not be entitled to exercise any of the rights of holders of the Class A Preferred Shares in respect thereof unless payment of the Retraction Price as aforesaid is not made on the Retraction Date, in which event the rights of the holders of the Retracted Shares shall remain unaffected. Retraction proceeds that are represented by a cheque which has not been presented to the Corporation's banker for payment or that otherwise remain unclaimed for a period of six years, the Retraction Date shall be forfeited to the Corporation;

(v) the Corporation may, upon giving notice as hereinafter provided, redeem, at any time or from time to time, the whole or any part of the then outstanding Class A Preferred Shares on payment for each share to be redeemed of the Preferred Amount per such share together with all declared but unpaid dividends thereon (collectively, in this clause D, the "*Redemption Price*" per share). In the event of a

redemption of part only of the then outstanding Class A Preferred Shares, such redemption shall be effected pro rata among the holders thereof, provided, that, with the prior written consent of all the holders thereof, such redemption may be effected selectively among the holders thereof, such that, for greater certainty, the Class A Preferred Shares of one or more holders thereof may be redeemed without the Class A Preferred Shares of other holders thereof being redeemed concurrently therewith or at all. In the case of such redemption of Class A Preferred Shares, the Corporation shall, at least twenty business days before the date (in this clause D, the "*Redemption Date*") specified for redemption communicate to each person (whose or part of whose Class A Preferred Shares are to be redeemed) who at the date of such communication is a registered owner of Class A Preferred Shares to be redeemed, a notice (in this clause D, the "*Redemption Notice*") in writing of the intention of the Corporation to redeem such Class A Preferred Shares, provided that any holder of Class A Preferred Shares to be redeemed may waive the said period of twenty business days, in whole or in part, in writing. The Redemption Notice shall be communicated to each such person at such person's address as the same appears on the books of the Corporation. Accidental failure to communicate the Redemption Notice to one or more holders shall not affect the validity of such redemption but upon such failure or omission being discovered, the Redemption Notice shall be forthwith communicated to such holder or holders and shall have the same force and effect as if given in due time. The Redemption Notice shall set out the Redemption Price and the Redemption Date, and if part only of the Class A Preferred Shares held by the person to whom such Redemption Notice is addressed is to be redeemed, the number thereof so to be redeemed. On or after the Redemption Date, the Corporation shall pay of cause to be paid, to or to the order of the registered holders of the Class A Preferred Shares so to be redeemed, the Redemption Price in respect thereof, on presentation and surrender at the registered office of the Corporation, or any other place designated by the Redemption Notice, of the share certificate or certificates representing the Class A Preferred Shares so called for redemption. Such payment shall be made by cheque or draft of the Corporation payable at par at any branch of the Corporation's banker for the time being in Canada. If a part only of the shares represented by any share certificate or certificates is to be redeemed, a new share certificate or certificates for the balance thereof shall be issued at the expense of the Corporation. The Corporation shall have the right, at any time after the communication of the Redemption Notice, to deposit the aggregate Redemption Price for the Class A Preferred Shares so called for redemption, or of such of the Class A Preferred Shares which are represented by certificates which have not, at the

date of such deposit, been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in the Redemption Notice, to be paid on or after the Redemption Date without interest to or to the order of the respective holders of the Class A Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the share certificate or certificates representing such shares. Upon such deposit being made or up on the Redemption Date, whichever is the later, the Class A Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, their proportionate part of the aggregate Redemption Price so deposited upon presentation and surrender of the said share certificate or certificates held by them respectively. Any interest allowed on any such deposits shall belong to the Corporation. From and after the date specified for redemption in the Redemption Notice, the Class A Preferred Shares called for redemption shall cease to be entitled to exercise any of the rights of shareholders in respect of such shares unless payment of the Redemption Price in respect thereof shall not be made upon presentation and surrender of the share certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders thereof shall remain unaffected. Redemption proceeds that are represented by a cheque which has not been presented to the Corporation's banker for payment or that otherwise remain unclaimed (including money held on deposit in a special account as hereinbefore provided) for a period of six years from the date specified for redemption shall be forfeited to the Corporation; and

(vi) in this clause D, the term "*Preferred Amount*" shall mean and be One ($1.00) Dollar per Class A Preferred Share.

E. <u>Class B Preferred Voting Shares</u>

The Class B Preferred Voting Shares (the "*Class B Preferred Shares*") shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the Class B Preferred Shares do not confer upon the holders thereof the right to a pro rata distribution of dividends or any entitlement whatsoever to dividends. However, subject as herein otherwise set forth and subject to clause K below, in respect of each fiscal year, the holders of all Class B Preferred Shares then outstanding will be entitled to receive, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by the Board of Directors of the Corporation in their absolute and

uncontrolled discretion, and then only to the extent that dividends are actually so declared in respect of the Class B Preferred Shares, non-cumulative dividends in the minimum amount or amounts of, in the aggregate, 1.0% of the Redemption Amount per share (as hereinafter defined) per issued Class B Preferred Share. The Board of Directors of the Corporation shall be entitled, from time to time, to declare the said non-cumulative dividend in respect of any fiscal year of the Corporation. Subject as hereinafter provided, the holders of the Class B Preferred Shares shall not otherwise be entitled to share in the profits or assets of the Corporation;

(ii) the holders of the Class B Preferred Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one (1) vote for each Class B Preferred Share held, except meetings at which the holders of a particular class of shares other than the Class B Preferred Shares are entitled to vote separately as a class;

(iii) the Corporation may, subject to the provisions of *The Corporations Act* (Manitoba), and in the manner provided by the Board of Directors, redeem all or from time to time any part of the outstanding Class B Preferred Shares on payment to the holders thereof, for each Class B Preferred Share to be redeemed of the Redemption Amount in respect of each Class B Preferred Share. If part only of the Class B Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Unless all of the holders of the Class B Preferred Shares agree in writing to accept a shorter notice period, the Corporation shall give to each person who at the date of giving such notice is the holder of Class B Preferred Shares to be redeemed, at least seven (7) days' notice in writing of the intention of the Corporation to redeem such Class B Preferred Shares. Such notice shall be given by delivering the same to, or by posting the same in a postage paid registered letter addressed to, each holder of such Class B Preferred Shares to be redeemed at the last address of such shareholder as it appears on the books of the Corporation, or in the event of the address of any shareholder not so appearing, then to the address of such shareholder last known to the Corporation; provided, however, that the accidental failure to give such notice to one (1) or more such holders shall not affect that validity of such redemption as to the other holders. Such notice shall set out the number of such Class B Preferred Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Amount of such Class B Preferred Shares, and where not all the Class B Preferred Shares held by a holder have an identical Redemption Amount, the Corporation shall identify which Class B Preferred Shares held by that holder it intends to redeem

and the respective Redemption Amount of those Class B Preferred Shares. Such notice shall also set out the date on which redemption is to take place, and on and after the date so specified for redemption the Corporation shall pay or cause to be paid to the holders of such Class B Preferred Shares to be redeemed the Redemption Amount of such Class B Preferred Shares on such redemption date on presentation and surrender at the head office of the Corporation, or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Class B Preferred Shares so called for redemption;

(iv) a holder of Class B Preferred Shares shall be entitled to require the Corporation to redeem at any time or times all or any part of the Class B Preferred Shares registered in the name of the holder, at an amount per share equal to the Redemption Amount, by depositing with the Corporation an irrevocable request in writing that a number of Class B Preferred Shares held by him, not exceeding the number registered in his name, be redeemed by the Corporation. Where not all the Class B Preferred Shares held by the holder have an identical Redemption Amount, the holder shall identify which Class B Preferred Shares the holder wishes to have redeemed and the aggregate Redemption Amount of those Class B Preferred Shares. If part only of the Class B Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Within seven (7) days of such request, and upon presentation and surrender at the head office of the Corporation of the certificates for the number of Class B Preferred Shares to be redeemed, the Corporation, if permitted by applicable law, shall redeem the number of Class B Preferred Shares to be redeemed at an amount per share equal to the Redemption Amount in respect of those Class B Preferred Shares; provided that if the Corporation would be prevented by law from redeeming all of the Class B Preferred Shares requested to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of Class B Preferred Shares that it is permitted by law to redeem, and the Corporation shall redeem the balance of the outstanding Class B Preferred Shares in respect of which a request for redemption has been made at such time or times as the redemption is permitted by applicable law;

(v) from and after the redemption of any Class B Preferred Shares purchase to subclauses (iii) and (iv) above, the holders of such Class B Preferred Shares shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of the certificates in accordance with the provisions hereof, in which case the rights of the holders will remain unaffected;

(vi) payment for Class B Preferred Shares redeemed by the Corporation shall be made by cheque payable at par in Canadian funds at a branch of the Corporation's bankers and delivered to the holders of the said Class B Preferred Shares, or at the option of the Corporation such cheques shall be forwarded by mail, postage prepaid, to the holders of the said Class B Preferred Shares at their addresses as the same appear in the records of the Corporation. In the case of each cheque so mailed, delivery thereof shall be deemed to have been made to the registered holder at the time the cheque has been deposited in any authorized Canada Post mail box. The Corporation may also offer to make payment for Class B Preferred Shares redeemed by the Corporation in any other manner it deems appropriate, and in such case each holder of Class B Preferred Shares to be redeemed shall be entitled to accept payment in the manner offered by the Corporation or to require such payment to be made in the manner aforesaid;

(vii) subject to the provisions of *The Corporations Act* (Manitoba) the Corporation may at any time or times purchase, in accordance with the provisions of *The Corporations Act* (Manitoba) the whole or any part of the Class B Preferred Shares outstanding from time to time either by invitation for tenders addressed to all the holders of record of the Class B Preferred Shares outstanding or by private contract, in each case at a price per share equal to the Redemption Amount plus all declared and unpaid non-cumulative cash dividends thereon. If upon any invitation for tenders upon the provisions of this subclause (vii), the Corporation shall receive tenders of Class B Preferred Shares in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class B Preferred Shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Class B Preferred Shares so tendered;

(viii) in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Class B Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount per Class B Preferred Share plus all declared and unpaid non-cumulative cash dividends thereon after payment or distribution to the holders of the Class A Preferred Shares, at the same time as payment or distribution to the holders of the Class F Preferred Shares, and prior to any payment or distribution to holders of any class of shares ranking junior to the Class F Preferred Shares and the Class B Preferred Shares (which, for greater clarity, rank equally);

(ix) notwithstanding anything to the contrary herein contained, no dividends or other payments or distributions (including, without limiting the generality of the term, payment or distributions for purchases, acquisitions or redemptions) shall be made to the holders of any class of shares in the capital of the Corporation other than the Class B Preferred Shares if the payment thereof would result in the realizable value of the Corporation's assets, net of liabilities, being less than the aggregate of the Redemption Amounts of the outstanding Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, Class E Preferred Shares, Class F Preferred Shares and Class G Preferred Shares; and

(x) for the purpose hereof, "*Redemption Amount*" in respect of a Class B Preferred Share, shall be the pro rata fair market value at the time of issue of that Class B Preferred Share, as determined by the Board of Directors of the Corporation, of the consideration received by the Corporation in respect of the issue of the Class B Preferred Share, or the fair market value, as determined by the Board of Directors, of any shares exchanged for such Class B Preferred Share, including any declared but unpaid non-cumulative dividends, less any non-share consideration paid by the Corporation in exchange for such Class B Preferred Share provided that if at a particular time the fair market value of such consideration should be determined, whether:

(A) by a tribunal or court of competent jurisdiction;

(B) by agreement with the Canada Revenue Agency; or

(C) otherwise,

to be different from the fair market value determined by the Board of Directors of the Corporation, then the fair market value of such consideration shall be adjusted by being increased or decreased so as to equal the fair market value so determined and will be effective as of the time the Class B Preferred Share was issued, and the Redemption Amount per Class B Preferred Share shall be appropriately adjusted.

F. Class C Preferred Voting Shares

The Class C Preferred Voting Shares (the "*Class C Preferred Shares*") shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the Class C Preferred Shares do not confer upon the holders thereof the right to a pro rata distribution of dividends or any entitlement whatsoever to dividends. However, subject as herein otherwise set

forth and subject to clause K below, in respect of each fiscal year, the holders of all Class C Preferred Shares then outstanding will be entitled to receive, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by the Board of Directors of the Corporation in their absolute and uncontrolled discretion, and then only to the extent that dividends are actually so declared in respect of the Class C Preferred Shares, non-cumulative dividends in the minimum amount or amounts of, in the aggregate, 0.75% of the Redemption Amount per share (as hereinafter defined) per issued Class C Preferred Share. The Board of Directors of the Corporation shall be entitled, from time to time, to declare the said non-cumulative dividend in respect of any fiscal year of the Corporation. Subject as hereinafter provided, the holders of the Class C Preferred Shares shall not otherwise be entitled to share in the profits or assets of the Corporation;

(ii) the holders of the Class C Preferred Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one (1) vote for each Class C Preferred Share held, except meetings at which the holders of a particular class of shares other than the Class C Preferred Shares are entitled to vote separately as a class;

(iii) the Corporation may, subject to the provisions of *The Corporations Act* (Manitoba), and in the manner provided by the Board of Directors, redeem all or from time to time any part of the outstanding Class C Preferred Shares on payment to the holders thereof, for each Class C Preferred Share to be redeemed of the Redemption Amount in respect of each Class C Preferred Share. If part only of the Class C Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Unless all of the holders of the Class C Preferred Shares agree in writing to accept a shorter notice period, the Corporation shall give to each person who at the date of giving such notice is the holder of Class C Preferred Shares to be redeemed, at least seven (7) days' notice in writing of the intention of the Corporation to redeem such Class C Preferred Shares. Such notice shall be given by delivering the same to, or by posting the same in a postage paid registered letter addressed to, each holder of such Class C Preferred Shares to be redeemed at the last address of such shareholder as it appears on the books of the Corporation, or in the event of the address of any shareholder not so appearing, then to the address of such shareholder last known to the Corporation; provided, however, that the accidental failure to give such notice to one (1) or more such holders shall not affect that validity of such redemption as to the other holders. Such notice shall set out the number of such Class C Preferred Shares held by the

person to whom it is addressed which are to be redeemed and the Redemption Amount of such Class C Preferred Shares, and where not all the Class C Preferred Shares held by a holder have an identical Redemption Amount, the Corporation shall identify which Class C Preferred Shares held by that holder it intends to redeem and the respective Redemption Amount of those Class C Preferred Shares. Such notice shall also set out the date on which redemption is to take place, and on and after the date so specified for redemption the Corporation shall pay or cause to be paid to the holders of such Class C Preferred Shares to be redeemed the Redemption Amount of such Class C Preferred Shares on such redemption date on presentation and surrender at the head office of the Corporation, or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Class C Preferred Shares so called for redemption;

(iv) a holder of Class C Preferred Shares shall be entitled to require the Corporation to redeem at any time or times all or any part of the Class C Preferred Shares registered in the name of the holder, at an amount per share equal to the Redemption Amount, by depositing with the Corporation an irrevocable request in writing that a number of Class C Preferred Shares held by him, not exceeding the number registered in his name, be redeemed by the Corporation. Where not all the Class C Preferred Shares held by the holder have an identical Redemption Amount, the holder shall identify which Class C Preferred Shares the holder wishes to have redeemed and the aggregate Redemption Amount of those Class C Preferred Shares. If part only of the Class C Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Within seven (7) days of such request, and upon presentation and surrender at the head office of the Corporation of the certificates for the number of Class C Preferred Shares to be redeemed, the Corporation, if permitted by applicable law, shall redeem the number of Class C Preferred Shares to be redeemed at an amount per share equal to the Redemption Amount in respect of those Class C Preferred Shares; provided that if the Corporation would be prevented by law from redeeming all of the Class C Preferred Shares requested to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of Class C Preferred Shares that it is permitted by law to redeem, and the Corporation shall redeem the balance of the outstanding Class C Preferred Shares in respect of which a request for redemption has been made at such time or times as the redemption is permitted by applicable law;

(v) from and after the redemption of any Class C Preferred Shares purchase to subclauses (iii) and (iv) above, the holders of such Class

C Preferred Shares shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of the certificates in accordance with the provisions hereof, in which case the rights of the holders will remain unaffected;

(vi) payment for Class C Preferred Shares redeemed by the Corporation shall be made by cheque payable at par in Canadian funds at a branch of the Corporation's bankers and delivered to the holders of the said Class C Preferred Shares, or at the option of the Corporation such cheques shall be forwarded by mail, postage prepaid, to the holders of the said Class C Preferred Shares at their addresses as the same appear in the records of the Corporation. In the case of each cheque so mailed, delivery thereof shall be deemed to have been made to the registered holder at the time the cheque has been deposited in any authorized Canada Post mail box. The Corporation may also offer to make payment for Class C Preferred Shares redeemed by the Corporation in any other manner it deems appropriate, and in such case each holder of Class C Preferred Shares to be redeemed shall be entitled to accept payment in the manner offered by the Corporation or to require such payment to be made in the manner aforesaid;

(vii) subject to the provisions of *The Corporations Act* (Manitoba) the Corporation may at any time or times purchase, in accordance with the provisions of *The Corporations Act* (Manitoba) the whole or any part of the Class C Preferred Shares outstanding from time to time either by invitation for tenders addressed to all the holders of record of the Class C Preferred Shares outstanding or by private contract, in each case at a price per share equal to the Redemption Amount plus all declared and unpaid non-cumulative cash dividends thereon. If upon any invitation for tenders upon the provisions of this subclause (vii), the Corporation shall receive tenders of Class C Preferred Shares in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class C Preferred Shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Class C Preferred Shares so tendered;

(viii) in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Class C Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount per Class C Preferred Share plus all declared and unpaid non-cumulative cash dividends thereon after payment or distribution to the holders of the Class A Preferred Shares, the Class B Preferred Shares, the Class F Preferred Shares

and the Class G Preferred Shares, and prior to any payment or distribution to holders of any class of shares ranking junior to the Class C Preferred Shares;

(ix) notwithstanding anything to the contrary herein contained, no dividends or other payments or distributions (including, without limiting the generality of the term, payment or distributions for purchases, acquisitions or redemptions) shall be made to the holders of any class of shares in the capital of the Corporation other than the Class C Preferred Shares if the payment thereof would result in the realizable value of the Corporation's assets, net of liabilities, being less than the aggregate of the Redemption Amounts of the outstanding Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, Class E Preferred Shares, Class F Preferred Shares and Class G Preferred Shares; and

(x) for the purpose hereof, "*Redemption Amount*" in respect of a Class C Preferred Share, shall be the pro rata fair market value at the time of issue of that Class C Preferred Share, as determined by the Board of Directors of the Corporation, of the consideration received by the Corporation in respect of the issue of the Class C Preferred Share, or the fair market value, as determined by the Board of Directors, of any shares exchanged for such Class C Preferred Share, including any declared but unpaid non-cumulative dividends, less any non-share consideration paid by the Corporation in exchange for such Class C Preferred Share provided that if at a particular time the fair market value of such consideration should be determined, whether:

(A) by a tribunal or court of competent jurisdiction;

(B) by agreement with the Canada Revenue Agency; or

(C) otherwise,

to be different from the fair market value determined by the Board of Directors of the Corporation, then the fair market value of such consideration shall be adjusted by being increased or decreased so as to equal the fair market value so determined and will be effective as of the time the Class C Preferred Share was issued, and the Redemption Amount per Class C Preferred Share shall be appropriately adjusted.

G. <u>Class D Preferred Non-voting Shares</u>

The Class D Preferred Non-voting Shares (the "*Class D Preferred Shares*") shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the Class D Preferred Shares do not confer upon the holders thereof the right to a pro rata distribution of dividends or any entitlement whatsoever to dividends. However, subject as herein otherwise set forth and subject to clause K below, in respect of each fiscal year, the holders of all Class D Preferred Shares then outstanding will be entitled to receive, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by the Board of Directors of the Corporation in their absolute and uncontrolled discretion, and then only to the extent that dividends are actually so declared in respect of the Class D Preferred Shares, non-cumulative dividends in the minimum amount or amounts of, in the aggregate, 0.5% of the Redemption Amount per share (as hereinafter defined) per issued Class D Preferred Share. The Board of Directors of the Corporation shall be entitled, from time to time, to declare the said non-cumulative dividend in respect of any fiscal year of the Corporation. Subject as hereinafter provided, the holders of the Class D Preferred Shares shall not otherwise be entitled to share in the profits or assets of the Corporation;

(ii) the holders of the Class D Preferred Shares shall not be entitled (except as expressly provided in the provisions of *The Corporations Act* (Manitoba)) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at such meeting;

(iii) the Corporation may, subject to the provisions of *The Corporations Act* (Manitoba), and in the manner provided by the Board of Directors, redeem all or from time to time any part of the outstanding Class D Preferred Shares on payment to the holders thereof, for each Class D Preferred Share to be redeemed of the Redemption Amount in respect of each Class D Preferred Share. If part only of the Class D Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Unless all of the holders of the Class D Preferred Shares agree in writing to accept a shorter notice period, the Corporation shall give to each person who at the date of giving such notice is the holder of Class D Preferred Shares to be redeemed, at least seven (7) days' notice in writing of the intention of the Corporation to redeem, such Class D Preferred Shares. Such notice shall be given by delivering the same to, or by posting the same in a postage paid registered letter addressed to, each holder of such Class D Preferred Shares to be redeemed at the last address of such shareholder as it appears on the books of the Corporation, or in the event of the address of any shareholder not so appearing, then to the address of such shareholder last known to the Corporation; provided, however, that the accidental failure to give such notice to one (1) or more such holders shall not affect that

validity of such redemption as to the other holders. Such notice shall set out the number of such Class D Preferred Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Amount of such Class D Preferred Shares, and where not all the Class D Preferred Shares held by a holder have an identical Redemption Amount, the Corporation shall identify which Class D Preferred Shares held by that holder it intends to redeem and the respective Redemption Amount of those Class D Preferred Shares. Such notice shall also set out the date on which redemption is to take place, and on and after the date so specified for redemption the Corporation shall pay or cause to be paid to the holders of such Class D Preferred Shares to be redeemed the Redemption Amount of such Class D Preferred Shares on such redemption date on presentation and surrender at the head office of the Corporation, or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Class D Preferred Shares so called for redemption;

(iv) a holder of Class D Preferred Shares shall be entitled to require the Corporation to redeem at any time or times all or any part of the Class D Preferred Shares registered in the name of the holder, at an amount per share equal to the Redemption Amount, by depositing with the Corporation an irrevocable request in writing that a number of Class D Preferred Shares held by him, not exceeding the number registered in his name, be redeemed by the Corporation. Where not all the Class D Preferred Shares held by the holder have an identical Redemption Amount, the holder shall identify which Class D Preferred Shares the holder wishes to have redeemed and the aggregate Redemption Amount of those Class D Preferred Shares. If part only of the Class D Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Within seven (7) days of such request, and upon presentation and surrender at the head office of the Corporation of the certificates for the number of Class D Preferred Shares to be redeemed, the Corporation, if permitted by applicable law, shall redeem the number of Class D Preferred Shares to be redeemed at an amount per share equal to the Redemption Amount in respect of those Class D Preferred Shares; provided that if the Corporation would be prevented by law from redeeming all of the Class D Preferred Shares requested to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of Class D Preferred Shares that it is permitted by law to redeem, and the Corporation shall redeem the balance of the outstanding Class D Preferred Shares in respect of which a request for redemption has been made at such time or times as the redemption is permitted by applicable law;

(v) from and after the redemption of any Class D Preferred Shares purchase to subclauses (iii) and (iv) above, the holders of such Class D Preferred Shares shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of the certificates in accordance with the provisions hereof, in which case the rights of the holders will remain unaffected;

(vi) payment for Class D Preferred Shares redeemed by the Corporation shall be made by cheque payable at par in Canadian funds at a branch of the Corporation's bankers and delivered to the holders of the said Class D Preferred Shares, or at the option of the Corporation such cheques shall be forwarded by mail, postage prepaid, to the holders of the said Class D Preferred Shares at their addresses as the same appear in the records of the Corporation. In the case of each cheque so mailed, delivery thereof shall be deemed to have been made to the registered holder at the time the cheque has been deposited in any authorized Canada Post mail box. The Corporation may also offer to make payment for Class D Preferred Shares redeemed by the Corporation in any other manner it deems appropriate, and in such case each holder of Class D Preferred Shares to be redeemed shall be entitled to accept payment in the manner offered by the Corporation or to require such payment to be made in the manner aforesaid;

(vii) subject to the provisions of *The Corporations Act* (Manitoba) the Corporation may at any time or times purchase, in accordance with the provisions of *The Corporations Act* (Manitoba) the whole or any part of the Class D Preferred Shares outstanding from time to time either by invitation for tenders addressed to all the holders of record of the Class D Preferred Shares outstanding or by private contract, in each case at a price per share equal to the Redemption Amount plus all declared and unpaid non-cumulative cash dividends thereon. If upon any invitation for tenders upon the provisions of this subclause (vii), the Corporation shall receive tenders of Class D Preferred Shares in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class D Preferred Shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Class D Preferred Shares so tendered;

(viii) in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Class D Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount per Class D Preferred Share plus all declared and unpaid non-cumulative cash dividends thereon after

payment or distribution to the holders of the Class A Preferred Shares, the Class B Preferred Shares, the Class F Preferred Shares, the Class G Preferred Shares, and the Class C Preferred Shares, and prior to any payment or distribution to holders of any class of shares ranking junior to the Class D Preferred Shares;

(ix) notwithstanding anything to the contrary herein contained, no dividends or other payments or distributions (including, without limiting the generality of the term, payment or distributions for purchases, acquisitions or redemptions) shall be made to the holders of any class of shares in the capital of the Corporation other than the Class D Preferred Shares if the payment thereof would result in the realizable value of the Corporation's assets, net of liabilities, being less than the aggregate of the Redemption Amounts of the outstanding Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, Class E Preferred Shares, Class F Preferred Shares and Class G Preferred Shares; and

(x) for the purpose hereof, "*Redemption Amount*" in respect of a Class D Preferred Share, shall be the pro rata fair market value at the time of issue of that Class D Preferred Share, as determined by the Board of Directors of the Corporation, of the consideration received by the Corporation in respect of the issue of the Class D Preferred Share, or the fair market value, as determined by the Board of Directors, of any shares exchanged for such Class D Preferred Share, including any declared but unpaid non-cumulative dividends, less any non-share consideration paid by the Corporation in exchange for such Class D Preferred Share provided that if at a particular time the fair market value of such consideration should be determined, whether:

(A) by a tribunal or court of competent jurisdiction;

(B) by agreement with the Canada Revenue Agency; or

(C) otherwise,

to be different from the fair market value determined by the Board of Directors of the Corporation, then the fair market value of such consideration shall be adjusted by being increased or decreased so as to equal the fair market value so determined and will be effective as of the time the Class D Preferred Share was issued, and the Redemption Amount per Class D Preferred Share shall be appropriately adjusted.

H. Class E Preferred Non-voting Shares

The Class E Preferred Non-voting Shares (the "*Class E Preferred Shares*") shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the Class E Preferred Shares do not confer upon the holders thereof the right to a pro rata distribution of dividends or any entitlement whatsoever to dividends. However, subject as herein otherwise set forth and subject to clause K below, in respect of each fiscal year, the holders of all Class E Preferred Shares then outstanding will be entitled to receive, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by the Board of Directors of the Corporation in their absolute and uncontrolled discretion, and then only to the extent that dividends are actually so declared in respect of the Class E Preferred Shares, non-cumulative dividends in the minimum amount or amounts of, in the aggregate, 1.0% of the Redemption Amount per share (as hereinafter defined) per issued Class E Preferred Share. The Board of Directors of the Corporation shall be entitled, from time to time, to declare the said non-cumulative dividend in respect of any fiscal year of the Corporation. Subject as hereinafter provided, the holders of the Class E Preferred Shares shall not otherwise be entitled to share in the profits or assets of the Corporation;

(ii) the holders of the Class E Preferred Shares shall not be entitled (except as expressly provided in the provisions of *The Corporations Act* (Manitoba)) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at such meeting;

(iii) the Corporation may, subject to the provisions of *The Corporations Act* (Manitoba), and in the manner provided by the Board of Directors, redeem all or from time to time any part of the outstanding Class E Preferred Shares on payment to the holders thereof, for each Class E Preferred Share to be redeemed of the Redemption Amount in respect of each Class E Preferred Share. If part only of the Class E Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Unless all of the holders of the Class E Preferred Shares agree in writing to accept a shorter notice period, the Corporation shall give to each person who at the date of giving such notice is the holder of Class E Preferred Shares to be redeemed, at least seven (7) days' notice in writing of the intention of the Corporation to redeem such Class E Preferred Shares. Such notice shall be given by delivering the same to, or by posting the same in a postage paid registered letter addressed to, each holder

of such Class E Preferred Shares to be redeemed at the last address of such shareholder as it appears on the books of the Corporation, or in the event of the address of any shareholder not so appearing, then to the address of such shareholder last known to the Corporation; provided, however, that the accidental failure to give such notice to one (1) or more such holders shall not affect that validity of such redemption as to the other holders. Such notice shall set out the number of such Class E Preferred Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Amount of such Class E Preferred Shares, and where not all the Class E Preferred Shares held by a holder have an identical Redemption Amount, the Corporation shall identify which Class E Preferred Shares held by that holder it intends to redeem and the respective Redemption Amount of those Class E Preferred Shares. Such notice shall also set out the date on which redemption is to take place, and on and after the date so specified for redemption the Corporation shall pay or cause to be paid to the holders of such Class E Preferred Shares to be redeemed the Redemption Amount of such Class E Preferred Shares on such redemption date on presentation and surrender at the head office of the Corporation, or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Class E Preferred Shares so called for redemption;

(iv) a holder of Class E Preferred Shares shall be entitled to require the Corporation to redeem at any time or times all or any part of the Class E Preferred Shares registered in the name of the holder, at an amount per share equal to the Redemption Amount, by depositing with the Corporation an irrevocable request in writing that a number of Class E Preferred Shares held by him, not exceeding the number registered in his name, be redeemed by the Corporation. Where not all the Class E Preferred Shares held by the holder have an identical Redemption Amount, the holder shall identify which Class E Preferred Shares the holder wishes to have redeemed and the aggregate Redemption Amount of those Class E Preferred Shares. If part only of the Class E Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Within seven (7) days of such request, and upon presentation and surrender at the head office of the Corporation of the certificates for the number of Class E Preferred Shares to be redeemed, the Corporation, if permitted by applicable law, shall redeem the number of Class E Preferred Shares to be redeemed at an amount per share equal to the Redemption Amount in respect of those Class E Preferred Shares; provided that if the Corporation would be prevented by law from redeeming all of the Class E Preferred Shares requested to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of

Class E Preferred Shares that it is permitted by law to redeem, and the Corporation shall redeem the balance of the outstanding Class E Preferred Shares in respect of which a request for redemption has been made at such time or times as the redemption is permitted by applicable law;

(v) from and after the redemption of any Class E Preferred Shares purchase to subclauses (iii) and (iv) above, the holders of such Class E Preferred Shares shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of the certificates in accordance with the provisions hereof, in which case the rights of the holders will remain unaffected;

(vi) payment for Class E Preferred Shares redeemed by the Corporation shall be made by cheque payable at par in Canadian funds at a branch of the Corporation's bankers and delivered to the holders of the said Class E Preferred Shares, or at the option of the Corporation such cheques shall be forwarded by mail, postage prepaid, to the holders of the said Class E Preferred Shares at their addresses as the same appear in the records of the Corporation. In the case of each cheque so mailed, delivery thereof shall be deemed to have been made to the registered holder at the time the cheque has been deposited in any authorized Canada Post mail box. The Corporation may also offer to make payment for Class E Preferred Shares redeemed by the Corporation in any other manner it deems appropriate, and in such case each holder of Class E Preferred Shares to be redeemed shall be entitled to accept payment in the manner offered by the Corporation or to require such payment to be made in the manner aforesaid;

(vii) subject to the provisions of *The Corporations Act* (Manitoba) the Corporation may at any time or times purchase, in accordance with the provisions of *The Corporations Act* (Manitoba) the whole or any part of the Class E Preferred Shares outstanding from time to time either by invitation for tenders addressed to all the holders of record of the Class E Preferred Shares outstanding or by private contract, in each case at a price per share equal to the Redemption Amount plus all declared and unpaid non-cumulative cash dividends thereon. If upon any invitation for tenders upon the provisions of this subclause (vii), the Corporation shall receive tenders of Class E Preferred Shares in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class E Preferred Shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Class E Preferred Shares so tendered;

(viii) in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Class E Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount per Class E Preferred Share plus all declared and unpaid non-cumulative cash dividends thereon after payment or distribution to the holders of the Class A Preferred Shares, the Class B Preferred Shares, the Class F Preferred Shares, the Class G Preferred Shares, the Class C Preferred Shares, and the Class D Preferred Shares, and prior to any payment or distribution to holders of any class of shares ranking junior to the Class E Preferred Shares;

(ix) notwithstanding anything to the contrary herein contained, no dividends or other payments or distributions (including, without limiting the generality of the term, payment or distributions for purchases, acquisitions or redemptions) shall be made to the holders of any class of shares in the capital of the Corporation other than the Class E Preferred Shares if the payment thereof would result in the realizable value of the Corporation's assets, net of liabilities, being less than the aggregate of the Redemption Amounts of the outstanding Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, Class E Preferred Shares, Class F Preferred Shares and Class G Preferred Shares; and

(x) for the purpose hereof, "*Redemption Amount*" in respect of a Class E Preferred Share, shall be the pro rata fair market value at the time of issue of that Class E Preferred Share, as determined by the Board of Directors of the Corporation, of the consideration received by the Corporation in respect of the issue of the Class E Preferred Share, or the fair market value, as determined by the Board of Directors, of any shares exchanged for such Class E Preferred Share, including any declared but unpaid non-cumulative dividends, less any non-share consideration paid by the Corporation in exchange for such Class E Preferred Share provided that if at a particular time the fair market value of such consideration should be determined, whether:

(A) by a tribunal or court of competent jurisdiction;

(B) by agreement with the Canada Revenue Agency; or

(C) otherwise,

to be different from the fair market value determined by the Board of Directors of the Corporation, then the fair market value of such consideration shall be adjusted by being increased or decreased so

as to equal the fair market value so determined and will be effective as of the time the Class E Preferred Share was issued, and the Redemption Amount per Class E Preferred Share shall be appropriately adjusted.

I. <u>Class F Preferred Voting Shares</u>

The Class F Preferred Voting Shares (the "*Class F Preferred Shares*") shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the Class F Preferred Shares do not confer upon the holders thereof the right to a pro rata distribution of dividends or any entitlement whatsoever to dividends. However, subject as herein otherwise set forth and Subject to clause K below, in respect of each fiscal year, the holders of all Class F Preferred Shares then outstanding will be entitled to receive, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by the Board of Directors of the Corporation in their absolute and uncontrolled discretion, and then only to the extent that dividends are actually so declared in respect of the Class F Preferred Shares, non-cumulative dividends in the minimum amount or amounts of, in the aggregate, 1.0% of the Redemption Amount per share (as hereinafter defined) per issued Class F Preferred Share. The Board of Directors of the Corporation shall be entitled, from time to time, to declare the said non-cumulative dividend in respect of any fiscal year of the Corporation. Subject as hereinafter provided, the holders of the Class F Preferred Shares shall not otherwise be entitled to share in the profits or assets of the Corporation;

(ii) the holders of the Class F Preferred Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one (1) vote for each Class F Preferred Share held, except meetings at which the holders of a particular class of shares other than the Class F Preferred Shares are entitled to vote separately as a class;

(iii) the Corporation may, subject to the provisions of *The Corporations Act* (Manitoba), and in the manner provided by the Board of Directors, redeem all or from time to time any part of the outstanding Class F Preferred Shares on payment to the holders thereof, for each Class F Preferred Share to be redeemed of the Redemption Amount in respect of each Class F Preferred Share, provided however that no such redemption may occur with respect to a given Class F Preferred Share prior to the date that is three (3) years from the date that such Class F Preferred Share was issued by the Corporation. If part only of the Class F Preferred Shares represented by any

certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Unless all of the holders of the Class F Preferred Shares agree in. writing to accept a shorter notice period, the Corporation shall give to each person who at the date of giving such notice is the holder of Class F Preferred Shares to be redeemed, at least seven (7) days' notice in writing of the intention of the Corporation to redeem such Class F Preferred Shares. Such notice shall be given by delivering the same to, or by posting the same in a postage paid registered letter addressed to, each holder of such Class F Preferred Shares to be redeemed at the last address of such shareholder as it appears on the books of the Corporation, or in the event of the address of any shareholder not so appearing, then to the address of such shareholder last known to the Corporation; provided, however, that the accidental failure to give such notice to one (1) or more such holders shall not affect that validity of such redemption as to the other holders. Such notice shall set out the number of such Class F Preferred Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Amount of such Class F Preferred Shares, and where not all the Class F Preferred Shares held by a holder have an identical Redemption Amount, the Corporation shall identify which Class F Preferred Shares held by that holder it intends to redeem and the respective Redemption Amount of those Class F Preferred Shares. Such notice shall also set out the date on which redemption is to take place, and on and after the date so specified for redemption the Corporation shall pay or cause to be paid to the holders of such Class F Preferred Shares to be redeemed the Redemption Amount of such Class F Preferred Shares on such redemption date on presentation and surrender at the head office of the Corporation, or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Class F Preferred Shares so called for redemption;

(iv) a holder of Class F Preferred Shares shall be entitled to require the Corporation to redeem at any time or times all or any part of the Class F Preferred Shares registered in the name of the holder, at an amount per share equal to the Redemption Amount, by depositing with the Corporation an irrevocable request in writing that a number of Class F Preferred Shares held by him, not exceeding the number registered in his name, be redeemed by the Corporation, provided however that no such redemption may occur with respect to a given Class F Preferred Share prior to the date that is three (3) years from the date on which such Class F Preferred Share was issued by the Corporation. Where not all the Class F Preferred Shares held by the holder have an identical Redemption Amount, the holder shall identify which Class F Preferred Shares the holder wishes to have redeemed and the aggregate Redemption Amount of those Class F

Preferred Shares. If part only of the Class F Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Within seven (7) days of such request, and upon presentation and surrender at the head office of the Corporation of the certificates for the number of Class F Preferred Shares to be redeemed, the Corporation, if permitted by applicable law, shall redeem the number of Class F Preferred Shares to be redeemed at an amount per share equal to the Redemption Amount in respect of those Class F Preferred Shares; provided that if the Corporation would be prevented by law from redeeming all of the Class F Preferred Shares requested to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of Class F Preferred Shares that it is permitted by law to redeem, and the Corporation shall redeem the balance of the outstanding Class F Preferred Shares in respect of which a request for redemption has been made at such time or times as the redemption is permitted by applicable law;

(v) from and after the redemption of any Class F Preferred Shares purchase to subclauses (iii) and (iv) above, the holders of such Class F Preferred Shares shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of the certificates in accordance with the provisions hereof, in which case the rights of the holders will remain unaffected;

(vi) payment for Class F Preferred Shares redeemed by the Corporation shall be made by cheque payable at par in Canadian funds at a branch of the Corporation's bankers and delivered to the holders of the said Class F Preferred Shares, or at the option of the Corporation such cheques shall be forwarded by mail, postage prepaid, to the holders of the said Class F Preferred Shares at their addresses as the same appear in the records of the Corporation. In the case of each cheque so mailed, delivery thereof shall be deemed to have been made to the registered holder at the time the cheque has been deposited in any authorized Canada Post mail box. The Corporation may also offer to make payment for Class F Preferred Shares redeemed by the Corporation in any other manner it deems appropriate, and in such case each holder of Class F Preferred Shares to be redeemed shall be entitled to accept payment in the manner offered by the Corporation or to require such payment to be made in the manner aforesaid;

(vii) subject to the provisions of *The Corporations Act* (Manitoba) the Corporation may at any time or times purchase, in accordance with the provisions of *The Corporations Act* (Manitoba) the whole or any part of the Class F Preferred Shares outstanding from time to time

either by invitation for tenders addressed to all the holders of record of the Class F Preferred Shares outstanding or by private contract, in each case at a price per share equal to the Redemption Amount plus all declared and unpaid non-cumulative cash dividends thereon, provided however that no such purchase may occur with respect to a given Class F Preferred Share prior to the date that is three (3) years from the date on which such Class F Preferred Share was issued by the Corporation. If upon any invitation for tenders upon the provisions of this subclause (vii), the Corporation shall receive tenders of Class F Preferred Shares in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class F Preferred Shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Class F Preferred Shares so tendered;

(viii) in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Class F Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount per Class F Preferred Share plus all declared and unpaid non-cumulative cash dividends thereon after payment or distribution to the holders of the Class A Preferred Shares, at the same time as payment or distribution to the holders of the Class B Preferred Shares, and prior to any payment or distribution to holders of any class of shares ranking junior to the Class F Preferred Shares and the Class B Preferred Shares (which, for greater clarity, rank equally);

(ix) notwithstanding anything to the contrary herein contained, no dividends or other payments or distributions (including, without limiting the generality of the term, payment or distributions for purchases, acquisitions or redemptions) shall be made to the holders of any class of shares in the capital of the Corporation other than the Class F Preferred Shares if the payment thereof would result in the realizable value of the Corporation's assets, net of liabilities, being less than the aggregate of the Redemption Amounts of the outstanding Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, Class E Preferred Shares, Class F Preferred Shares and Class G Preferred Shares; and

(x) for the purpose hereof, "*Redemption Amount*" in respect of al Class F Preferred Share, shall be the pro rata fair market value at the time of issue of that Class F Preferred Share, as determined by the Board of Directors of the Corporation, of the consideration received by the Corporation in respect of the issue of the Class F Preferred Share, or the fair market value, as determined by the Board of Directors, of

any shares exchanged for such Class F Preferred Share, including any declared but unpaid non-cumulative dividends, less any non-share consideration paid by the Corporation in exchange for such Class F Preferred Share provided that if at a particular time the fair market value of such consideration should be determined, whether:

(A) by a tribunal or court of competent jurisdiction;

(B) by agreement with the Canada Revenue Agency; or

(C) otherwise,

to be different from the fair market value determined by the Board of Directors of the Corporation, then the fair market value of such consideration shall be adjusted by being increased or decreased so as to equal the fair market value so determined and will be effective as of the time the Class F Preferred Share was issued, and the Redemption Amount per Class F Preferred Share shall be appropriately adjusted.

J. Class G Preferred Non-voting Shares

The Class G Preferred Non-voting Shares (the "*Class G Preferred Shares*") shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the Class G Preferred Shares do not confer upon the holders thereof the right to a pro rata distribution of dividends or any entitlement whatsoever to dividends. However, in priority to the Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, Class E Preferred Shares, Class F Preferred Shares, Class A Common Shares and every series thereof, Class B Common Shares and every series thereof and any other shares ranking junior to the Class G Preferred Shares, in respect of each fiscal year, the holders of all Class G Preferred Shares then outstanding will be entitled to receive, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by the Board of Directors of the Corporation in their absolute and uncontrolled discretion, and then only to the extent that dividends are actually so declared in respect of the Class G Preferred Shares, fixed, cumulative dividends at an annual rate of 10% of the Preferred Amount per share (as hereinafter defined) per issued Class G Preferred Share. The Board of Directors of the Corporation shall be entitled, from time to time, to declare the said cumulative dividend in respect of any fiscal year of the Corporation, payable on such date or dates in each fiscal year of the Corporation as may be determined by the Board of Directors from

time to time. Such dividend on any particular Class G Preferred Share shall accrue and be cumulative from the date of issue. The amount of the dividend for any period which is less than a full fiscal year with respect to any Class G Preferred Share which is issued, redeemed or purchased for cancellation shall be prorated for the portion of each fiscal year of the Corporation in which each such share is issued and outstanding. The Board of Directors shall be entitled to declare part of such dividend for any fiscal year notwithstanding that such dividend for such fiscal year may not be declared in full. If, on any dividend payment date, the dividend payable on such date is not paid in full on all the Class G Preferred Shares then issued and outstanding, such dividend, or the unpaid part thereof, shall be paid on a subsequent date or dates determined by the Board on which the Corporation shall have sufficient moneys properly applicable to the payment of same. Subject as hereinafter provided, the holders of the Class G Preferred Shares shall not otherwise be entitled to share in the profits or assets of the Corporation.

(ii) the holders of the Class G Preferred Shares shall not be entitled (except as expressly provided in the provisions of *The Corporations Act* (Manitoba)) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at such meeting;

(iii) the Corporation may, subject to the provisions of *The Corporations Act* (Manitoba), and in the manner provided by the Board of Directors, redeem all or from time to time any part of the outstanding Class G Preferred Shares, subject to the Conversion Option (as hereinafter defined) set out in subclause (viii) below, on payment to the holders thereof, for each Class G Preferred Share to be redeemed, of the Redemption Amount in respect of each Class G Preferred Share, provided however that no such redemption may occur with respect to a given Class G Preferred Share prior to the date that is three (3) years from the date that such Class G Preferred Share was issued by the Corporation. If part only of the Class G Preferred Shares represented by any certificate shall be redeemed, then subject to the balance or a portion thereof being converted in accordance with the Conversion Option set out in subclause (viii) below, a new certificate for the balance shall be issued at the expense of the Corporation. Unless all of the holders of the Class G Preferred Shares agree in writing to accept a shorter notice period, the Corporation shall give to each person who at the date of giving such notice is the holder of Class G Preferred Shares to be redeemed, at least thirty (30) days' notice in writing of the intention of the Corporation to redeem such Class G Preferred Shares (a "*Notice of Redemption*"). Such Notice of Redemption shall be given

by delivering the same to, or by posting the same in a postage paid registered letter addressed to, each holder of such Class G Preferred Shares to be redeemed at the last address of such shareholder as it appears on the books of the Corporation, or in the event of the address of any shareholder not so appearing, then to the address of such shareholder last known to the Corporation; provided, however, that the accidental failure to give such Notice of Redemption to one (1) or more such holders shall not affect that validity of such redemption as to the other holders. Such Notice of Redemption shall set out:

(A) the number of such Class G Preferred Shares held by the person to whom it is addressed which are to be redeemed;

(B) the Redemption Amount of such Class G Preferred Shares and where not all the Class G Preferred Shares held by a holder have an identical Redemption Amount, the Corporation shall identify which Class G Preferred Shares held by that holder it intends to redeem and the respective Redemption Amount of those Class G Preferred Shares; and

(C) the number of Class A Common Shares, regardless of series, into which such Class G Preferred Shares would be converted if the holder thereof elected to exercise the Conversion Option in respect of all of such Class G Preferred Shares at the Conversion Ratio (as hereinafter defined).

Such Notice of Redemption shall also set out the date on which redemption is to take place (the "*Redemption Date*") in respect of such Class G Preferred Shares to the extent that the Conversion Option in respect thereof is not exercised in accordance with subclause (viii) below, and on and after the Redemption Date the Corporation shall pay or cause to be paid to the holders of such Class G Preferred Shares to be redeemed (which shall, for greater certainty, exclude any Class G Preferred Shares in respect of which the Conversion Option is exercised in accordance with subclause (viii) below) the Redemption Amount of such Class G Preferred Shares on such Redemption Date on presentation and surrender at the head office of the Corporation, or at any other place or places within Canada designated by such Notice of Redemption, of the certificate or certificates for such Class G Preferred Shares so called for redemption;

(iv) a holder of Class G Preferred Shares shall be entitled to require the Corporation to redeem at any time or times all or any part of the Class G Preferred Shares registered in the name of the holder, at an amount per share equal to the Redemption Amount, by depositing

with the Corporation an irrevocable request in writing signed by the holder or by the duly authorized representative of the holder setting out that number of Class G Preferred Shares held by him, not exceeding the number registered in his name, be redeemed by the Corporation, provided however that no such redemption may occur with respect to a given Class G Preferred Share prior to the date that is three (3) years from the date on which such Class G Preferred Share was issued by the Corporation. Where not all the Class G Preferred Shares held by the holder have an identical Redemption Amount, the holder shall identify which Class G Preferred Shares the holder wishes to have redeemed and the aggregate Redemption Amount of those Class G Preferred Shares. If part only of the Class G Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Within one hundred twenty (120) days of such request, and upon presentation and surrender at the head office of the Corporation of the certificates for the number of Class G Preferred Shares to be redeemed, the Corporation, if permitted by applicable law, shall redeem the number of Class G Preferred Shares to be redeemed at an amount per share equal to the Redemption Amount in respect of those Class G Preferred Shares; provided that if the Corporation would be prevented by law from redeeming all of the Class G Preferred Shares requested to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of Class G Preferred Shares that it is permitted by law to redeem, and the Corporation shall redeem the balance of the outstanding Class G Preferred Shares in respect of which a request for redemption has been made at such time or times as the redemption is permitted by applicable law;

(v) from and after the redemption of any Class G Preferred Shares pursuant to subclauses (iii) and (iv) above, the holders of such Class G Preferred Shares shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of the certificates in accordance with the provisions hereof, in which case the rights of the holders will remain unaffected;

(vi) payment for Class G Preferred Shares redeemed by the Corporation shall be made by cheque payable at par in Canadian funds at a branch of the Corporation's bankers and delivered to the holders of the said Class G Preferred Shares, or at the option of the Corporation such cheques shall be forwarded by mail, postage prepaid, to the holders of the said Class G Preferred Shares at their addresses as the same appear in the records of the Corporation. In the case of each cheque so mailed, delivery thereof shall be deemed to have been made to the registered holder at the time the cheque has been

deposited in any authorized Canada Post mail box. The Corporation may also offer to make payment for Class G Preferred Shares redeemed by the Corporation in any other manner it deems appropriate, and in such case each holder of Class G Preferred Shares to be redeemed shall be entitled to accept payment in the manner offered by the Corporation or to require such payment to be made in the manner aforesaid;

(vii) subject to the provisions of *The Corporations Act* (Manitoba) the Corporation may at any time or times purchase, in accordance with the provisions of *The Corporations Act* (Manitoba) the whole or any part of the Class G Preferred Shares outstanding from time to time either by invitation for tenders addressed to all the holders of record of the Class G Preferred Shares outstanding or by private contract, in each case at a price per share equal to the Redemption Amount, provided however that no such purchase may occur with respect to a given Class G Preferred Share prior to the date that is three (3) years from the date on which such Class G Preferred Share was issued by the Corporation. If upon any invitation for tenders upon the provisions of this subclause (vii), the Corporation shall receive tenders of Class G Preferred Shares in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class G Preferred Shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Class G Preferred Shares so tendered;

(viii) each issued and fully paid Class G Preferred Share shall be convertible at the option of the holder thereof, at any time and from time to time, into such number of fully paid and non-assessable Class A Common Shares, such Class A Common Shares to be of a series to be designated by the Board of Directors of the Corporation in its absolute and uncontrolled discretion, at the Conversion Ratio (the "*Conversion Option*"), disregarding fractions and the Board of Directors may make such adjustments as may be necessary to avoid the issuance of fractional parts of Class A Common Shares, regardless of series, upon conversion, provided however that no such conversion may occur with respect to a given Class G Preferred Share prior to the date that is three (3) years from the date on which such Class G Preferred Share was issued by the Corporation. The Conversion Option shall be exercised by the holder delivering notice in writing to the Corporation (the "*Conversion Notice*") accompanied by the certificate or certificates representing the Class G Preferred Shares in respect of which the holder desires to exercise such Conversion Option and the Conversion Notice shall:

(A) be signed by the holder of the Class G Preferred Shares in respect of which such right is being exercised or by the duly authorized representative of the holder; and

(B) specify the number of Class G Preferred Shares which the holder desires to have converted.

Within one hundred twenty (120) days of receipt of a valid Conversion Notice and certificate or certificates, the Corporation shall, effective as of the Conversion Date (as hereinafter defined), issue or cause to be issued a certificate or certificates representing Class A Common Shares of the series designated by the Board of Directors of the Corporation upon the basis above described to the holder of such Class G Preferred Shares. If less than all of the Class G Preferred Shares represented by any certificate are to be converted, the holder shall, to the extent that the balance of such Class G Preferred Shares are not being redeemed in accordance with subclause (iii) above, be entitled to receive a new certificate representing the Class G Preferred Shares represented by the original certificate which are not to be converted or redeemed. In the event that the Class G Preferred Shares in respect of which the Conversion Option is being exercised have been called for redemption in accordance with subclause (iii) above, the holder shall deliver the Conversion Notice and certificate or certificates within twenty (20) days of the date of issuance of the Notice of Redemption, failing which such holder shall be deemed to have elected not to exercise the Conversion Option in respect of the Class G Preferred Shares to be redeemed, the Conversion Option in respect of such Class G Preferred Shares shall be forever extinguished, and such Class G Preferred Shares shall be redeemed in accordance with subclause (iii) above;

(ix) in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Class G Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount per Class G Preferred Share after payment or distribution to the holders of the Class A Preferred Shares, Class B Preferred Shares and Class F Preferred Shares, and prior to any payment or distribution to holders of any class of shares ranking junior to the Class G Preferred Shares;

(x) notwithstanding anything to the contrary herein contained, no dividends or other payments or distributions (including, without limiting the generality of the term, payment or distributions for purchases, acquisitions or redemptions) shall be made to the holders of any class of shares in the capital of the Corporation other than the

Class G Preferred Shares if the payment thereof would result in the realizable value of the Corporation's assets, net of liabilities, being less than the aggregate of the Redemption Amounts of the outstanding Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, Class E Preferred Shares, Class F Preferred Shares and Class G Preferred Shares; and

(xi) in this clause J:

(A) "*Conversion Amount*" shall mean the aggregate Preferred Amount of any Class G Preferred Shares in respect of which the Conversion Option is being exercised multiplied by 1.1 plus (I) all cumulative cash dividends accrued and not declared thereon and (II) all declared and unpaid cumulative cash dividends thereon immediately prior to the Conversion Time;

(B) "*Conversion Date*" shall mean (I) in the event that the Class G Preferred Shares in respect of which the Conversion Option is being exercised have been called for redemption in accordance with subclause (iii) above, the date of issuance of the Notice of Redemption; and (II) in any other case, the date on which the Corporation receives a valid Conversion Notice and certificate or certificates representing the Class G Preferred Shares in respect of which the Conversion Option is being exercised;

(C) "*Conversion Price*" shall mean the fair market value of all of the common shares of the Corporation, regardless of series, immediately prior to the Conversion Time, as determined by the Board of Directors in its absolute and uncontrolled discretion, divided by the number of common shares of the Corporation, regardless of series, issued and outstanding immediately prior to the Conversion Time;

(D) "*Conversion Ratio*" shall mean the Conversion Amount divided by the Conversion Price;

(E) "*Conversion Time*" shall mean the earliest time of the day on the Conversion Date.

(F) "*Preferred Amount*" shall mean and be One ($1.00) Dollar per Class G Preferred Share; and

(G) "*Redemption Amount*" shall mean the Preferred Amount per Class G Preferred Share plus (I) all cumulative cash dividends

accrued and not declared thereon and (II) all declared and unpaid cumulative cash dividends thereon.

K. Subject to the priority of the Class G Preferred Shares with respect to cumulative dividends in accordance with subclause J(i) above, the holders of the Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, Class E Preferred Shares, Class F Preferred Shares and Class G Preferred Shares need not rank equally nor be treated equally in the declaration or payment of dividends and the Board of Directors of the Corporation shall have full and absolute discretion to declare and pay dividends:

(i) to the holders of the Class A Preferred Shares only;

(ii) to the holders of the Class B Preferred Shares only;

(iii) to the holders of the Class C Preferred Shares only;

(iv) to the holders of the Class D Preferred Shares only;

(v) to the holders of the Class E Preferred Shares only;

(vi) to the holders of the Class F Preferred Shares only;

(vii) to the holders of the Class G Preferred Shares only;

(viii) in different amounts to the holders of the Class A Preferred Shares, the Class B Preferred Shares, the Class C Preferred Shares, the Class D Preferred Shares, the Class E Preferred Shares, the Class F Preferred Shares and the Class G Preferred Shares; provided that all dividends paid on Class A Preferred Shares shall be paid in proportion to the number of Class A Preferred Shares held by each shareholder; that all dividends paid on Class B Preferred Shares shall be paid in proportion to the number of Class B Preferred Shares held by each shareholder; that all dividends paid on Class C Preferred Shares shall be paid in proportion to the number of Class C Preferred Shares held by each shareholder; that all dividends paid on Class D Preferred Shares shall be paid in proportion to the number of Class D Preferred Shares held by each shareholder; that all dividends paid on Class E Preferred Shares shall be paid in proportion to the number of Class E Preferred Shares held by each shareholder; that all dividends paid on Class F Preferred Shares shall be paid in proportion to the number of Class F Preferred Shares held by each shareholder; and that all dividends paid on Class G Preferred Shares shall be paid in proportion to the number of Class G Preferred Shares held by each shareholder; or

(ix) to the holders of the Class A Common Shares and every series thereof and the Class B Common Shares and every series thereof, in accordance with clause C above.

L. Notwithstanding anything to the contrary otherwise set forth herein, in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of any Class A Preferred Shares, Class B Preferred Shares and Class F Preferred Shares, Class G Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, and Class E Preferred Shares, in that order and priority, shall be paid the amounts to which they are entitled as hereinbefore set forth, in priority to the holders of the Class A Common Shares and every series thereof and the Class B Common Shares and every series thereof (on consent of the Board of Directors), the holders of which classes and series of common shares shall be entitled to receive, rateably, each with the others regardless of series, any remaining property or assets of the Corporation. For greater clarity, the ranking and priority of the Class B Preferred Shares and the Class F Preferred Shares shall be equal with respect to any distribution contemplated herein.